                                                               EXHIBIT (h)(2)(b)

                              AMENDMENT NUMBER SIX

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

         THIS AMENDMENT NUMBER SIX, dated May 31, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H


         WHEREAS, the Funds wish to amend the current Fund Accounting Agreement in accordance with the terms set forth by the Boards of Trustees/Directors of the Van Kampen Open End Funds at a Meeting held on April 17, 2000 and the Boards of Trustees of the Van Kampen Closed End Funds at a Meeting held on May 30, 2000;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that the Agreement be amended to add Section 13 and renumber the remaining Sections of the Agreement as follows:

         13. Delegation of Accounting Services. Advisory Corp. may delegate the provision of all or a portion of the Advisory Services contemplated herein to such other parties as may be approved by the Board of each Fund. In the event of any such delegation, the Funds shall reimburse Advisory Corp. for expense related to those Accounting Services provided by Advisory Corp., and shall pay such sub-accounting agents such compensation as may be agreed from time to time by the Funds and the sub-accounting agent. In the event of such delegation, Advisory Corp. shall oversee the activities of such sub-accounting agent on behalf of the Funds.

         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
         Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

         15. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         16. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

         17. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

         18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A


By:  /s/ A. Thomas Smith III
     -----------------------------------
     A. Thomas Smith III
     Vice President and Secretary



VAN KAMPEN INVESTMENT ADVISORY CORP.


By:  /s/ John L. Sullivan
     -----------------------------------
     John L. Sullivan
     Senior Vice President

                                   SCHEDULE A

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

         CLOSED END FUNDS
         Van Kampen Municipal Income Trust
         Van Kampen California Municipal Trust
         Van Kampen High Income Trust
         Van Kampen High Income Trust II
         Van Kampen Investment Grade Municipal Trust
         Van Kampen Municipal Trust
         Van Kampen California Quality Municipal Trust
         Van Kampen Florida Quality Municipal Trust
         Van Kampen New York Quality Municipal Trust
         Van Kampen Ohio Quality Municipal Trust
         Van Kampen Pennsylvania Quality Municipal Trust
         Van Kampen Trust For Insured Municipals
         Van Kampen Trust For Investment Grade Municipals
         Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
         Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
         Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust
         Van Kampen Advantage Pennsylvania Municipal Income Trust
         Van Kampen Strategic Sector Municipal Trust
         Van Kampen Value Municipal Income Trust
         Van Kampen California Value Municipal Income Trust
         Van Kampen Massachusetts Value Municipal Income Trust
         Van Kampen New Jersey Value Municipal Income Trust
         Van Kampen New York Value Municipal Income Trust
         Van Kampen Ohio Value Municipal Income Trust
         Van Kampen Pennsylvania Value Municipal Income Trust
         Van Kampen Municipal Opportunity Trust II
         Van Kampen Florida Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust II
         Van Kampen Select Sector Municipal Trust

         OPEN END FUNDS
         Van Kampen U.S. Government Trust ("U.S. Government Trust") on behalf of its series
            Van Kampen U.S. Government Fund ("U.S. Government Fund")

         Van Kampen Tax Free Trust ("Tax Free Trust") on behalf of its series
            Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
            Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund") Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
            Van Kampen Municipal Income Fund ("Municipal Income Fund")
            Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
            Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
            Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
            Van Kampen California Municipal Income Fund ("California Municipal Income Fund")

            Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
            Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
            Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen Trust ("VK Trust")
         on behalf of its series
            Van Kampen High Yield Fund ("High Yield Fund")
            Van Kampen Strategic Income Fund ("Strategic Income Fund")
            Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust") on behalf of its series
            Van Kampen Utility Fund ("Utility Fund")
            Van Kampen Growth Fund ("Growth Fund")
            Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
            Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
            Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
            Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Tax Managed Equity Growth Fund

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

II.      FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
         (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
            Enterprise Portfolio ("LIT Enterprise Portfolio")
            Domestic Income Portfolio ("LIT Domestic Income Portfolio")
            Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
            Global Equity Portfolio ("LIT Global Equity Portfolio")
            Government Portfolio ("LIT Government Portfolio")
            Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
            Money Market Portfolio ("LIT Money Market Portfolio")
            Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
            Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
            Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
            Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Technology Fund

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

                          AMENDMENT NUMBER TWENTY-FOUR

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

     THIS AMENDMENT NUMBER TWENTY-FOUR, dated December 23, 2008, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Asset Management, a Delaware statutory trust ("Asset Management").

                               WITNESSETH

     WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wish to become parties to the Agreement:

     Van Kampen Global Bond Fund

     WHEREAS, the original parties desire to add the aforementioned additional entities as a party to the Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ALL OF THE PARTIES SET FORTH IN SCHEDULE A


By:
    ------------------------------------
    Stuart N. Schuldt
Chief Financial Officer and Treasurer


VAN KAMPEN ASSET MANAGEMENT


By
   -------------------------------------
   Edward C. Wood III
Managing Director, Chief Administrative Officer

                                   SCHEDULE A

CLOSED END FUNDS
----------------

Van Kampen High Income Trust II
Van Kampen Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals
Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Municipal Opportunity Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust
Van Kampen Bond Fund

OPEN END FUNDS
--------------

Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Enterprise Fund
Van Kampen Equity and Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Yield Fund
Van Kampen Exchange Fund

Van Kampen Life Investment Trust
--------------------------------
on behalf of its Series
Mid Cap Growth Portfolio
Comstock Portfolio
Capital Growth Portfolio
Enterprise Portfolio
Government Portfolio
Growth and Income Portfolio
Money Market Portfolio

Van Kampen Limited Duration Fund
Van Kampen Capital Growth Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund

Van Kampen Tax-Exempt Trust
---------------------------
on behalf of its Series
Van Kampen High Yield Municipal Fund

Van Kampen Equity Trust II
--------------------------
on behalf of its Series
Van Kampen Technology Fund
Van Kampen Core Growth Fund
Van Kampen International Advantage Fund
Van Kampen American Franchise Fund
Van Kampen International Growth Fund
Van Kampen Equity Premium Income Fund

Van Kampen U.S. Government Trust
--------------------------------
on behalf of its series
Van Kampen U.S. Mortgage Fund

Van Kampen Tax Free Trust
-------------------------
on behalf of its series
Van Kampen California Insured Tax Free Fund
Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund
Van Kampen Strategic Municipal Income Fund
Van Kampen California Municipal Income Fund**
Van Kampen American Capital Michigan Tax Free Income Fund**

Van Kampen American Capital Missouri Tax Free Income Fund**

Van Kampen American Capital Ohio Tax Free Income Fund**

Van Kampen Trust
----------------
on behalf of its series
Van Kampen Core Plus Fixed Income Fund
Van Kampen Managed Short Term Income Fund**
Van Kampen Inflation-Linked Fixed Income Fund**

Van Kampen Trust II
-------------------
on behalf of its series
Van Kampen Global Bond Fund**
Van Kampen Tactical Asset Allocation Fund**

Van Kampen Equity Trust
-----------------------
on behalf of its series
Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
Van Kampen Core Equity Fund
Van Kampen Global Growth Fund
Van Kampen Leaders Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Small Company Growth Fund**
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund

Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund

Van Kampen Series Fund, Inc.
----------------------------
on behalf of its series
Van Kampen American Value Fund
Van Kampen Emerging Markets Debt Fund**
Van Kampen Emerging Markets Fund
Van Kampen Equity Growth Fund
Van Kampen Global Equity Allocation Fund
Van Kampen Global Franchise Fund
Van Kampen Global Value Equity Fund
Van Kampen Growth and Income Fund II**

Van Kampen Retirement Strategy Trust
------------------------------------
Van Kampen 2010 Retirement Strategy Fund**
Van Kampen 2015 Retirement Strategy Fund**
Van Kampen 2020 Retirement Strategy Fund**
Van Kampen 2025 Retirement Strategy Fund**
Van Kampen 2030 Retirement Strategy Fund**
Van Kampen 2035 Retirement Strategy Fund**
Van Kampen 2040 Retirement Strategy Fund**
Van Kampen 2045 Retirement Strategy Fund**
Van Kampen 2050 Retirement Strategy Fund**
Van Kampen In Retirement Strategy Fund**

** This Fund has not commenced investment operations as of the date first set forth above.

                          AMENDMENT NUMBER TWENTY-FIVE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

     THIS AMENDMENT NUMBER TWENTY-FIVE, dated December 23, 2008, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Asset Management, a Delaware statutory trust ("Asset Management").

                                   WITNESSETH

     WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wish to become parties to the Agreement:

     Van Kampen Global Tactical Asset Allocation Fund

     WHEREAS, the original parties desire to add the aforementioned additional entities as a party to the Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ALL OF THE PARTIES SET FORTH IN SCHEDULE A


By:
    ------------------------------------
    Stuart N. Schuldt
Chief Financial Officer and Treasurer


VAN KAMPEN ASSET MANAGEMENT


By
   -------------------------------------
   Edward C. Wood III
Managing Director, Chief Administrative Officer

                                   SCHEDULE A

CLOSED END FUNDS
----------------

Van Kampen High Income Trust II
Van Kampen Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals
Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Municipal Opportunity Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust
Van Kampen Bond Fund

OPEN END FUNDS
--------------

Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Enterprise Fund
Van Kampen Equity and Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Yield Fund
Van Kampen Exchange Fund

Van Kampen Life Investment Trust
--------------------------------
on behalf of its Series
Mid Cap Growth Portfolio
Comstock Portfolio
Capital Growth Portfolio
Enterprise Portfolio
Government Portfolio
Growth and Income Portfolio
Money Market Portfolio

Van Kampen Limited Duration Fund
Van Kampen Capital Growth Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund

Van Kampen Tax-Exempt Trust
---------------------------
on behalf of its Series
Van Kampen High Yield Municipal Fund

Van Kampen Equity Trust II
--------------------------
on behalf of its Series
Van Kampen Technology Fund
Van Kampen Core Growth Fund
Van Kampen International Advantage Fund
Van Kampen American Franchise Fund
Van Kampen International Growth Fund
Van Kampen Equity Premium Income Fund

Van Kampen U.S. Government Trust
--------------------------------
on behalf of its series
Van Kampen U.S. Mortgage Fund

Van Kampen Tax Free Trust
-------------------------
on behalf of its series
Van Kampen California Insured Tax Free Fund
Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund
Van Kampen Strategic Municipal Income Fund
Van Kampen California Municipal Income Fund**
Van Kampen American Capital Michigan Tax Free Income Fund**

Van Kampen American Capital Missouri Tax Free Income Fund**

Van Kampen American Capital Ohio Tax Free Income Fund**

Van Kampen Trust
----------------
on behalf of its series
Van Kampen Core Plus Fixed Income Fund
Van Kampen Managed Short Term Income Fund**
Van Kampen Inflation-Linked Fixed Income Fund**

Van Kampen Trust II
-------------------
on behalf of its series
Van Kampen Global Bond Fund**
Van Kampen Tactical Asset Allocation Fund**

Van Kampen Equity Trust
-----------------------
on behalf of its series
Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
Van Kampen Core Equity Fund
Van Kampen Global Growth Fund
Van Kampen Leaders Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Small Company Growth Fund**
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund

Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund

Van Kampen Series Fund, Inc.
----------------------------
on behalf of its series
Van Kampen American Value Fund
Van Kampen Emerging Markets Debt Fund**
Van Kampen Emerging Markets Fund
Van Kampen Equity Growth Fund
Van Kampen Global Equity Allocation Fund
Van Kampen Global Franchise Fund
Van Kampen Global Value Equity Fund
Van Kampen Growth and Income Fund II**

Van Kampen Retirement Strategy Trust
------------------------------------
Van Kampen 2010 Retirement Strategy Fund**
Van Kampen 2015 Retirement Strategy Fund**
Van Kampen 2020 Retirement Strategy Fund**
Van Kampen 2025 Retirement Strategy Fund**
Van Kampen 2030 Retirement Strategy Fund**
Van Kampen 2035 Retirement Strategy Fund**
Van Kampen 2040 Retirement Strategy Fund**
Van Kampen 2045 Retirement Strategy Fund**
Van Kampen 2050 Retirement Strategy Fund**
Van Kampen In Retirement Strategy Fund**

** This Fund has not commenced investment operations as of the date first set forth above.